SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 5, 2008

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2007, upon the recommendation of the Board of Directors, the shareholders of Total System Services, Inc. ("TSYS") adopted the Total System Services, Inc. 2007 Omnibus Plan (the "2007 Plan"). A copy of the 2007 Plan is attached as Exhibit 10.1 to TSYS' Current Report on Form 8-K dated April 24, 2007. A copy of the form of Revised Stock Option Agreement to be used to evidence awards under the 2007 Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On December 31, 2007, Synovus Financial Corp. (“Synovus”) completed the previously announced spin-off to its shareholders of the shares of TSYS stock formerly owned by Synovus. As a result of the spin-off, the Total System Services, Inc. 2008 Omnibus Plan (the “2008 Plan”), which is described in the proxy statement for the special meeting of TSYS shareholders held on November 29, 2007, became effective. We intend to make awards under the 2008 Plan subject to individual agreements substantially in the form of the Revised Stock Option Agreement, the Retention Restricted Stock Award Agreement, the Performance-Based Retention Restricted Stock Award Agreement and the Revised Restricted Stock Award Agreement attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, which forms of agreement are incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
	10.1	Form of Revised Stock Option Agreement for stock option awards under the Total System Services, Inc. 2007 Omnibus Plan
	10.2	Form of Revised Stock Option Agreement for stock option awards under the Total System Services, Inc. 2008 Omnibus Plan
	10.3	Form of Retention Restricted Stock Award Agreement for retention restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan
	10.4	Form of Performance-Based Retention Restricted Stock Award Agreement for performance-based restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan
	10.5	Form of Revised Restricted Stock Award Agreement for restricted stock unit awards under the Total System Services, Inc. 2008 Omnibus Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. ("Registrant")

Dated: February 5, 2008	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Form of Revised Stock Option Agreement for stock option awards under the Total System Services, Inc. 2007 Omnibus Plan

10.2	Form of Revised Stock Option Agreement for stock option awards under the Total System Services, Inc. 2008 Omnibus Plan

10.3	Form of Retention Restricted Stock Award Agreement for retention restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan

10.4	Form of Performance-Based Retention Restricted Stock Award Agreement for performance-based restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan

10.5	Form of Revised Restricted Stock Award Agreement for restricted stock unit awards under the Total System Services, Inc. 2008 Omnibus Plan